                                                                    EXHIBIT 21.1

                             COGENTRIX ENERGY, INC.
                                  SUBSIDIARIES



Cogentrix Energy, Inc. (NC)
        Cogentrix Delaware Holdings, Inc. (DE)
                Cogentrix Holdings Corporation (NC)
                        Cogentrix of Richmond, Inc. (NC)
                        Cogentrix of Rocky Mount, Inc. (NC)
                        Cogentrix, Inc. (NC)
                                Cogentrix Eastern Carolina Corporation (NC)
                                Cogentrix of North Carolina Holdings, Inc. (NC)
                                        Cogentrix of North Carolina, Inc. (NC)
                                        Roxboro/Southport I, Inc. (NC)
                                                       Roxboro/Southport II, Inc. (NC)
                                                               Roxboro/Southport General
                                                               Partnership (NC)*
                                Cogentrix of Virginia, Inc. (VA)
                                Cogentrix Virginia Leasing Corporation (NC)
                                Cogentrix of Pennsylvania, Inc. (DE)
                                ReUse Technology, Inc. (NC) (doing business as RT Soil Sciences)
                                Cogentrix - Mexico, Inc. (NC)
                                        Cogeneracion Mexicana, S.A. de C.V. (Mexico)
                                CI Properties, Inc. (NC)
                                Cogentrix of Asia Pte Ltd. (Singapore)
                Cogentrix of Oklahoma, Inc. (DE)
                        Green Country Energy, LLC (DE)
                Cogentrix/Batesville Holdings, Inc. (DE)
                        Cogentrix Batesville, Inc. (DE)
                        Cogentrix Batesville Operations, LLC (DE)*
                        Cogentrix/Batesville, LLC (DE)*
                                LSP-Batesville Holdings, LLC (DE)*
                                       LSP Batesville Funding Corporation (DE)
                                       LSP Energy, Inc. (DE)
                                       LSP Energy Limited Partnership (DE)*
                Cogentrix Eastern America, Inc. (DE)
                        Cogentrix/Logan, Inc. (DE)
                        Cogentrix/Northampton, Inc. (DE)
                        Cogentrix/Carney's Point, Inc. (DE)
                        Cogentrix/Scrubgrass, Inc. (DE)
                        Palm Power Corporation (DE)
                        Cedar Power Corporation (DE)
                                      Cedar I Power Corporation (DE)
                                              Cedar II Power Corporation (DE)
                        Hickory Power Corporation (DE)
                        Birch Power Corporation (PA)
                        Panther Creek Leasing, Inc. (DE)
                Arcanum, Inc. (DE)
                Cogentrix Energy Power Marketing, Inc. (NC)
                Cogentrix of Latin America, Inc. (NC)
                Cogentrix of Vancouver, Inc. (NC)


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
                Cogentrix Mid-America, Inc. (DE)
                        Floriculture, Inc. (DE)
                        Cogentrix Cottage Grove, LLC (DE)
                                LSP-Cottage Grove, Inc. (DE)
                                LSP-Cottage Grove, LP (DE)*
                                       LS Power Funding Corporation (DE)
                        Cogentrix Whitewater, LLC (DE)
                                LSP-Whitewater I, Inc. (DE)
                                LSP-Whitewater Limited Partnership (DE)*
                                       LS Power Funding Corporation (DE)
                Cogentrix Rathdrum, Inc. (NC)
                        Rathdrum Construction Company, Inc. (DE)
                        Rathdrum Operating Services Company, Inc. (DE)
                        Rathdrum Power, LLC (DE)
                Cogentrix of Birchwood I, Inc. (DE)
                Cogentrix of Birchwood II, Inc. (DE)
                        Cogentrix/Birchwood One Partners (DE)*
                                Cogentrix/Birchwood Two, LP (DE)*
        Cogentrix International Holdings, Inc. (DE)
                Cogentrix International, Ltd. (Grand Cayman)
                        La Compania de Electricidad de San Pedro de Macoris (Grand Cayman)
                        Cogera Cogeracao e Comercializacao de Energia Ltda. (Brazil)
                Cogentrix of Brazil, Inc. (DE)
                        Cogentrix do Brasil Ltda. (Brazil)
                Liberty Power/Cogentrix Bolivia, Inc. (DE)
                Cogentrix International Holdings, BV (Netherlands)
                        Yellow Sea Cogeneration Company (Mauritius)
                        Cogentrix Mauritius Company (Mauritius)



(Partnerships denoted by asterisk)